Exhibit 10.1

Centro NP LLC
420 Lexington Avenue, 7th Floor
New York, New York 10170

As of May 30, 2008

Bank of America, N.A.

Hearst Tower

214 North Tryon Street

Charlotte, North Carolina 28255

Re:          Amended and Restated Revolving Credit Agreement, dated July 31, 2007, by and among Centro NP LLC (the “Borrower”), the lenders party thereto (each, a “Lender,” and, collectively, the “Lenders”), and Bank of America, N.A., as agent for the Lenders (in such capacity, the “Administrative Agent,” and together with the Lenders, the “Lender Parties”) (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement,” and collectively with all related agreements and ancillary documents, the “Loan Documents”), and modified by Letter Agreement dated as of February 14, 2008 (as amended and modified, the “Initial Extension Agreement”) by and among the Borrower, the Lender Parties, CPT Manager Limited, as responsible entity of the Centro Property Trust and Centro Properties Limited (together, the “Parent Guarantors”)) and the Subsidiary Guarantors referenced in the Loan Agreement (the Parent Guarantors and such Subsidiary Guarantors, the “Initial Guarantors” and, collectively with the guarantors under that certain Subsidiary Guarantor Guaranty, dated as of March 28, 2008, the “Guarantors”), as further modified by (i) Letter Agreement, dated as of March 28, 2008, by and among the Borrower, the Initial Guarantors and the Lender Parties (the “March Agreement”), (ii) Letter Agreement, dated as of April 29, 2008, by and among the Borrower, the Guarantors and the Lender Parties (the “April Agreement”) and (iii) Letter Agreement, dated as of May 7, 2008, by and among the Borrower, the Guarantors and the Lender Parties (the “May 7 Agreement,” and together with the March Agreement and the April Agreement, the “Letter Agreements,” and together with the Initial Extension Agreement, the “Extension Agreement”)

Ladies and Gentlemen:

Capitalized terms used herein and not otherwise defined have the meanings set forth in the Initial Extension Agreement or, if not defined therein, in the applicable Letter Agreement (or, if not defined in the Initial Extension Agreement or any Letter Agreement, in the Loan Agreement).

The penultimate paragraph of Section 2 of the May 7 Agreement provides that it shall be a Trigger Event in the event the Lender Parties and the Other Bank/Noteholder Group Lenders fail to execute an agreement on or before May 30, 2008 concerning the terms upon which (i) any real property interest (other than a lease entered into in the ordinary course of business) or equity interest owned by a Company Entity may be sold, assigned or disposed of, (ii) the proceeds of any such sales, assignments or dispositions referred to in clause (i) above are to be applied and (iii) any refinancing transactions that relate to members of the Group, the Super Entities and the Centro GA Entities may be consummated (the matters identified in clauses (i), (ii) and (iii) above, collectively, the “Asset Disposal and Proceeds Sharing Principles”). The failure of the Lender Parties and the Other Bank/Noteholder Group Lenders to reach agreement on the Asset Disposal and Proceeds Sharing Principles on or before May 30, 2008 is also a trigger event or termination event under each of the Other U.S. Bank Group Extension Agreements, the Australian Facility Further Extension Deed and the Noteholder Further Extension Agreement.

The parties hereto now desire to enter into this letter agreement to memorialize their agreement with respect to the Asset Disposal and Proceeds Sharing Principles and certain matters attendant thereto.

By executing this letter agreement, each of the parties hereto agrees and acknowledges, effective from and after the Effective Date, as follows:

1.               Defined Terms. In addition to the terms defined elsewhere in this letter agreement, the following terms have the meanings specified below:

“Asset Disposal and Proceeds Sharing Terms” means the terms and provisions set forth in Exhibit A hereto, which are incorporated into paragraphs 3 and 4 of this letter agreement as if set forth fully and at length herein.

“Australian Bank/Noteholder Group May 30 Documents” means, collectively, the Australian Facility Fifth Amendment Deed, the May 30 Noteholder Agreement and the Transaction Documents (as defined in the Australian Facility Fifth Amendment Deed), each of which shall be in form and substance acceptable to the Lender Parties.

“Australian Company Entities” means, collectively, the Parent Guarantors, the members of the Group and the Controlled Entities.

“Australian Facility Fifth Amendment Deed” means that certain Extension Deed – Fifth Amendment Deed, dated as of the date hereof, among the Parent Guarantors, the Australian Lenders and the other parties thereto.

“Australian Lenders” means the lenders that are, from time to time, parties to the documents evidencing the Australian Credit Facility.

“Effective Date” means the date upon which this letter agreement becomes effective pursuant to paragraph 12 hereof.

“Liquidity Facility Agreement” means the syndicated loan facility agreement, dated on or about the date hereof, among the Liquidity Facility Borrower, Australia and New Zealand Banking Group Limited, as agent, and each of the financial institutions and guarantors listed therein.

“Liquidity Facility Borrower” means CPT Manager Limited, as responsible entity of the Centro (CPT) Trust.

“Liquidity Facility Lenders” means the lenders that are, from time to time, parties to the Liquidity Facility Agreement.

“May 7 Trigger Events” means the Trigger Events set forth in the penultimate paragraph of Section 2 of the May 7 Agreement and in Section 5(b)(2) and (4) of the May 7 Agreement.

“May 30 Noteholder Agreement” means that certain First Amendment to Amended and Restated Noteholder Agreement, dated as of the date hereof, among the noteholders listed on the signature pages thereof and the Constituent Companies (as defined therein).

“Other May 30 Agreements” means the letter agreements executed on or about the date hereof by the Bridge Lenders and KeyBank in form and substance substantially similar to this letter agreement in respect of the Bridge Facility and the KeyBank Facilities, respectively, each of which shall be in form and substance acceptable to the Lender Parties.

2.               Consents and Acknowledgments of the Lender Parties.  Each of the Lender Parties hereby consents to, and waives any default under the Loan Documents and/or the Extension Agreement, any Event of Default and any Trigger Event that may arise as a result of (a) the execution and delivery of the Australian Facility Fifth Amendment Deed and the May 30 Noteholder Agreement by the applicable Centro Entities and the consummation of the transactions contemplated thereby, (b) the execution and delivery of the Other May 30 Agreements by the applicable Super Entities or Centro GA Entities and the consummation of the transactions contemplated thereby, (c) the execution and delivery of the Transaction Documents, in accordance with the terms of the Australian Facility Fifth Amendment Deed and the May 30 Noteholder Agreement and the consummation of the transactions and granting of the security contemplated thereby and (d) the execution and delivery by the Liquidity Facility Borrower of the Liquidity Facility Agreement and any documents executed in connection therewith and the terms and provisions thereof and the transactions and security interests provided for therein, including the borrowings thereunder by the Liquidity Facility Borrower. Other than as set forth in this paragraph 2 or any other paragraph of this letter agreement, the Initial Extension Agreement or the Letter Agreements the Lender Parties have not consented to any matters that would otherwise constitute a default under the Loan Documents and/or the Extension Agreement, an Event of Default or a Trigger Event.

3.             Asset Sales. Section 4(m) of the Initial Extension Agreement (as the same may have been amended, modified or supplemented in the Letter Agreements) is hereby amended to: (i) replace the words “May 30, 2008” with the words “September 30, 2008” in each instance in which they appear in said section and (ii) add the following sentence at the end thereof: “Notwithstanding anything in this paragraph 4(m) to the contrary, from and after the Effective Date through the Termination Date, each of the terms and provisions of this paragraph 4(m) restricting the sale, assignment, or disposition of assets owned or ground leased by any Super Entity or any Australian Company Entity (or the direct or indirect equity interests of such entities) shall be subject to, and deemed amended by, the Asset Disposal and Proceeds Sharing Terms such that the Asset Disposal and Proceeds Sharing Terms shall govern with respect to sales, assignments and dispositions of assets owned or ground leased by any Super Entity or any Australian Company Entity (or the direct or indirect equity interests of such entities); provided, for the avoidance of doubt, that nothing in this paragraph or in the Asset Disposal and Proceeds Sharing Terms is intended to, nor shall it be deemed to, restrict any Centro GA Entity from consummating any sale, assignment or disposition of any asset owned or ground leased by such Centro GA Entity, or prohibit any Centro GA Entity from raising additional new equity or capital, or from engaging in any refinancing transaction. The Lender Parties hereby confirm their consent to any sale, assignment or disposition of real property that is made in accordance with the terms of a binding contract of sale existing as of the date of this letter agreement or that has been approved in writing by the Lender Parties prior to the date hereof, including the Additional Permitted Property Sales (as defined in the March Agreement) and the Approved Transactions (as defined in the May 7 Agreement); provided, however, that the consent of the Lender Parties to each of the Additional Permitted Property Sales remains subject to the condition that the gross sale price reflected in the proposal submitted to, and approved by, the Board of Directors of CPT in respect of the applicable Additional Permitted Property Sale is not reduced by an amount that is greater than the lesser of (i) 5% of such gross sale price and (ii) $250,000 (for the avoidance of doubt, the net proceeds of the Additional Permitted Property Sales and the Approved Transactions shall be applied in accordance with the Asset Disposal and Proceeds Sharing Terms, provided that the gross purchase prices of the properties that are the subject of the Additional Permitted Property Sales and the Approved Transactions shall not be included in any calculation of the aggregate gross purchase prices during any applicable rolling twelve month period for purposes of the Asset Disposal and Proceeds Sharing Terms).”

4.             Application of Proceeds Resulting from Asset Dispositions.

(a)           Section 2(a) of the Initial Extension Agreement (as the same may have been amended, modified or supplemented in the Letter Agreements) is hereby amended and restated in its entirety as follows:

“Each of the Lender Parties agrees that, solely during the Extension Period, except as expressly provided herein, such Lender Party shall not demand payment or the turnover of amounts due under or in respect of the Loan Agreement (other than interest that is otherwise due in accordance with the Loan Agreement, as amended hereby), or exercise any right to net or set-off any amounts due or charge any default rate of interest (provided no Trigger Event or Event of Default shall occur during the Extension Period), in each case under the Loan Agreement or applicable non-bankruptcy law.

Without limiting the foregoing, solely during the Extension Period, except as provided in Section 2(b), each of the Lender Parties agrees, as follows:

(i)            that, other than as set forth in this Section 2(a), the Borrower shall not be required to make any mandatory prepayments that would otherwise be required to be made to one or more of the Lender Parties pursuant to the Loan Agreement; and

(ii)           that any net proceeds generated from the sale of, or a condemnation or casualty with respect to, any asset owned or ground leased by a Super Entity that is not a Combined Pool Property (as defined below and as may be amended, supplemented or modified from time to time) shall be applied in accordance with the Asset Disposal and Proceeds Sharing Terms; provided, however, that, notwithstanding anything in this clause (ii) to the contrary, (x) the restrictions set forth in this Section 2(a) with respect to the use of net proceeds shall apply to net proceeds that are received by any Super Entity from any Joint Venture Entity notwithstanding the fact that the definition of “Super Entities” does not include Joint Venture Entities, (y) the relevant Super Entity shall be permitted to use, in the case of a casualty event with respect to a property that is not a Combined Pool Property where the insurance proceeds payable to such Super Entity are less than 50% of the appraised value of such property immediately prior to the casualty event, any such insurance proceeds received by such Super Entity to reconstruct, rebuild or repair any such property and (z) the relevant Super Entity shall be permitted to use net proceeds to satisfy any cash obligations arising from the redemption of preferred stock units issued by Excel Realty Partners L.P. at any time on or prior to December 31, 2008 in an amount not to exceed $85,000,000.”

(b)             Section 2(b) of the Initial Extension Agreement (as the same may have been amended, modified or supplemented in the Letter Agreements) is hereby amended and restated in its entirety as follows:

“Any proceeds generated from the sale of, or a condemnation or casualty with respect to, any property owned by a Super Entity that is a Combined Pool Property shall be applied in accordance with the Asset Disposal and Proceeds Sharing Terms; provided, however, notwithstanding the foregoing, the relevant Super Entity may use, in the case of a casualty event with respect to a property that is a Combined Pool Property where the insurance proceeds payable to such Super Entity are less than 50% of the appraised value of such property immediately prior to the casualty event, any such insurance proceeds received by such Super Entity to reconstruct, rebuild or repair any such property.”

(c)           Section 2(c) of the Initial Extension Agreement is hereby amended by replacing the words “Except as provided in Section 2(b)” with the words “Except as provided in Section 2(a) or Section 2(b)”.

5.               [Reserved]

6.               Modification and Deletion of May 7 Trigger Events.

(a)           The May 7 Trigger Events are hereby deleted; provided, however, that if any modification, amendment or supplement to the Liquidity Facility Agreement made subsequent to the date hereof results in non-compliance with any parameter set forth in Section 2(d)(i) through (vi) of the May 7 Agreement, the same shall constitute a Trigger Event unless consented to in writing by the Lender Parties (for the avoidance of doubt, (i) any non-compliance with any parameter set forth in Section 2(d)(i) through (vi) of the May 7 Agreement resulting solely from the entry into the Liquidity Facility Agreement, as the same exists on the date hereof, shall not constitute a Trigger Event (the same having been waived by the Lender Parties pursuant to paragraph 2 above) and (ii) the execution of the documents contemplated by paragraph 9 below shall not be deemed to be non-compliance with the parameter set forth in Section 2(d)(i) through (vi) of the May 7 Agreement).

(b)           Section 3(q) of the Initial Extension Agreement (as added to the Initial Extension Agreement in the May 7 Agreement) is hereby modified to provide after the words “the Further Extension Agreements” the insertion of the words “, except in respect of pledges by (i) Centro Super Residual 2 LLC and Centro New Plan, Inc. of their respective equity interests in Super and (ii) Centro Super Management Joint Venture 2 Holdings, LLC of its equity interests in Centro Super Management Joint Venture 2, LLC, in each case, in favor of each of the Bridge Lenders and the Australian Bank/Noteholder Group Lenders pursuant to the amended and restated pledge and security agreement(s), guaranty agreement(s), collateral agency and security agreement and intercreditor agreement that are entered into as contemplated by paragraph 9 of the letter agreement, dated May 30, 2008, among Super, the Parent Guarantors, the guarantors under that certain Guaranty Agreement (Payment), dated as of March 28, 2008, Centro GA America LLC and the Bridge Lenders.”

7.               [Reserved]

8.               [Reserved]

9.               Subsequent Documentation of Pledge, Guarantee, Agency and Intercompany Agreements. The Lender Parties consent to the pledges by (i) Centro Super Residual 2 LLC and Centro New Plan, Inc. of their respective equity interests in Super and (ii) Centro Super Management Joint Venture 2 Holdings, LLC of its equity interests in Centro Super Management Joint Venture 2, LLC, in each case, in favor of each of the Bridge Lenders and the Australian Bank/Noteholder Group Lenders pursuant to one or more amended and restated pledge agreements, one or more guarantees, a collateral agency and security agreement and an intercreditor agreement, in each case, in form and substance acceptable to the Bridge Lenders.

10.             Cooperation. Each of the Super Entities and the Guarantors and their respective advisors shall involve the Lender Parties and their financial advisor and legal advisors in the restructuring efforts of the Group, including, but not limited to, the evaluation and review process of any bids regarding the sale of assets or broader equity recapitalization efforts. In addition, without limiting the foregoing, the Guarantors shall provide to the financial advisor and legal advisors of the Lender Parties for distribution to the Lender Parties all reports, notices and other documents delivered pursuant clause 9.2(b), (c), (d) and (i) of the Liquidity Facility Agreement at the same time such documents are delivered to the Agent (as defined in the Liquidity Facility Agreement).

11.           Release of Representatives. In consideration of the time and effort to be expended by each of the Lender Parties in connection with the matters described in the Extension Agreement and all amendments and modifications thereto (including, without limitation, this letter agreement), the grant of the relief provided for thereunder and hereunder and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower and each of the Guarantors, each of the Releasors each hereby irrevocably and unconditionally releases and forever discharges each of the Indemnified Parties from any and all Claims in law or at equity, known or unknown, ascertained or not ascertained, suspected or unsuspected, that the Releasors ever had, now have, or shall or may have, solely to the extent such Claims arise in connection with or concern any discussions, meetings, agreements, transactions or information exchange contemplated or made under the Loan Agreement, the Extension Agreement and this letter agreement through the date hereof. The provisions set forth in this paragraph 11 shall survive any termination or expiration of the Extension Agreement.

12.           Effectiveness. The parties hereto further acknowledge and agree that, notwithstanding anything to the contrary set forth herein, the effectiveness of this letter agreement shall be subject to satisfaction of the conditions precedent that (a) the parties hereto shall have executed and delivered this letter agreement, (b) each of the Bridge Lenders and KeyBank shall have executed the applicable Other May 30 Agreements, which shall provide for the approval by the Bridge Lenders and KeyBank, respectively, of the Asset Disposal and Proceeds Sharing Terms (including, for avoidance of doubt, consent to the terms relating to Super Working Capital Needs and Permitted Debt (each term as defined in the Asset Disposal and Proceeds Sharing Terms)), (c) each of the Australian Bank/Noteholder Group Lenders shall have executed and delivered the applicable Australian Bank/Noteholder Group May 30 Documents, the applicable documents of which shall provide for the approval by the Australian Bank/Noteholder Group Lenders of the Asset Disposal and Proceeds Sharing Terms (including, for avoidance of doubt, consent to the terms relating to Super Working Capital Needs and Permitted Debt) and (d) the Liquidity Facility Agreement and any and all documentation associated therewith shall have been executed and delivered by the parties thereto and shall be acceptable in form and substance to the Lender Parties. The Lender Parties hereby agree that the execution and delivery by the Bridge Lenders, KeyBank, the Australian Bank/Noteholder Group Lenders and the applicable Centro Entities and/or Super Entities of the Other May 30 Agreements and/or the Australian Bank/Noteholder May 30 Documents shall not constitute a Trigger Event under Section 3(b) of the Initial Extension Agreement or any other provision of the Extension Agreement.

13.           Reaffirmation of Borrower and Guarantor Representations and Warranties Under Extension Agreement. The Borrower and the Guarantors agree and acknowledge that all of the representations and warranties of the applicable Super Entities and the Centro Entities contained in the Extension Agreement are true and correct in all material respects on the effective date hereof immediately after giving effect to this letter agreement, and all such representations and warranties are hereby incorporated by reference and reaffirmed as if set forth fully and in their entirety, with the same effect as though such representations and warranties had been made on and as of the effective date hereof (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

14.           Reaffirmation by Guarantors Under Respective Guaranty Agreements. Each Guarantor hereby unconditionally reaffirms its respective continuing guaranty obligations to the Administrative Agent and the Lenders under the applicable Guaranty (which, for the avoidance of doubt, shall include that certain Guaranty Agreement (Payment), dated as of March 28, 2008) and agrees that the transactions contemplated by this letter agreement shall not in any way affect the validity and enforceability of such guaranty obligations or the Loan Documents or the applicable Guaranty or reduce, impair or discharge their obligations thereunder.

15.           [Reserved]

16.           Representation and Warranty to Certain Expense Obligations Under the Liquidity Facility. The Borrower represents and warrants that no fees, expenses, or other costs have been or are being charged or otherwise imposed upon the Liquidity Facility Borrower by the Liquidity Facility Lenders or the administrative agent under the Liquidity Facility Agreement that are in excess of those fees, expenses, or other costs expressly provided for in, or referenced in, the Liquidity Facility Agreement.

17.           Miscellaneous. This letter agreement shall constitute part of the Loan Agreement for purposes of indemnification and the indemnification provisions provided therein shall extend to this letter agreement. The provisions of this paragraph 17 shall not limit the indemnification rights of any party under the Loan Agreement.

18.           Payment of Costs. The respective counsel and advisors to each Lender Party shall continue to receive payment in full of all invoiced costs, fees and expenses as and when required pursuant to Section 1(e) of the Initial Extension Agreement.

19.           Due Authorization, Etc. Each of the parties hereto hereby represents and warrants that each of the following statements is true, accurate and complete as to such party as of the effective date of this letter agreement:

(a)           such party has carefully read and fully understood all of the terms and conditions of this letter agreement;

(b)           such party has consulted with, or had a full and fair opportunity to consult with, an attorney regarding the terms and conditions of this letter agreement;

(c)           such party has had a full and fair opportunity to participate in the drafting of this letter agreement;

(d)           such party is freely, voluntarily, knowingly and intelligently entering into this letter agreement;

(e)           in entering into this letter agreement, such party has not relied upon any representation, warranty, covenant or agreement not expressly set forth herein and in the Loan Agreement, the Extension Agreement and other documents delivered in connection therewith;

(f)            this letter agreement has been duly authorized and validly executed and delivered by such party and constitutes each such party’s legal, valid and binding obligation, enforceable in accordance with its terms; and

(g)           such party is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has the full power and legal authority to execute this letter agreement, consummate the transactions contemplated hereby, and perform its obligations hereunder.

20.           Capacity. The person or persons signing the letter agreement on behalf of the Borrower and the Guarantors, respectively, is signing strictly in his/her respective corporate capacity and not in an individual capacity.

21.           Non-Contravention. The execution, delivery and performance by the Super Entities and the Guarantors, as applicable, of each such entity’s respective obligations under and in connection with (a) the Other May 30 Agreements, (b) the Australian Bank/Noteholder Group May 30 Documents and (c) the Extension Agreement in each case as amended and/or modified by this letter agreement, will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any encumbrance in respect of any property of such entity or any of its subsidiaries under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, memorandum and articles of association, regulations or by-laws, or any other agreement or instrument to which such entity or any of its subsidiaries is bound or by which such entity or any of its subsidiaries or any of their respective properties may be bound or affected (including, without limitation, the Other May 30 Agreements), (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator of governmental authority applicable to such entity or any of its subsidiaries, (iii) violate any provision of any statute or other rule or regulation of any governmental authority applicable to such entity or any of its subsidiaries or (iv) contravene any of its constituent documents.

22.           Counterparts. This letter agreement may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

23.           Governing Law. This letter agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights, and remedies of the parties hereto shall be determined in accordance with such laws.

24.           Continuation of Effectiveness of Extension Agreement. Other than as expressly modified by this letter agreement, all terms and provisions of the Extension Agreement shall remain in full force and effect.

25.             Incorporation of Terms; Integration; Conflict. The Extension Agreement shall be deemed to incorporate the terms and provisions of this letter agreement. Other than as specifically modified by this letter agreement, all of the terms and conditions of the Loan Documents (including, without limitation, all obligations of the Guarantors with respect thereto) and the Extension Agreement are hereby ratified and confirmed and the Loan Documents and the Extension Agreement each remains in full force and effect as of the date hereof, and constitutes the legal, valid and binding obligation, contract and agreement of the Borrower, the Guarantors and the Lender Parties. This letter agreement (and the Extension Agreement, as modified by this letter agreement) is deemed to be a Loan Document, such that, among other things, any Trigger Event shall constitute an Event of Default under the Loan Documents. In the event of any conflict between the terms and provisions of the Extension Agreement, as modified hereby, and any of the other Loan Documents, the Extension Agreement shall govern and control.

[Signature Pages Follow]

BORROWER:	CENTRO NP LLC, a Maryland limited liability company

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

GUARANTORS:	NEW PLAN REALTY TRUST, LLC A Delaware limited liability company

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

EXCEL REALTY TRUST-ST, LLC, a Delaware limited liability company

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NEW PLAN FLORIDA HOLDINGS, LLC, a Delaware limited
liability company

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CA NEW PLAN ASSET PARTNERSHIP IV, L.P., a Delaware limited partnership

	By:	CA New Plan Asset, LLC, a Delaware limited liability company, its sole general partner

		By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

EXCEL REALTY TRUST NC, a North Carolina general partnership

	By:	NC Properties #1 LLC, a Delaware limited liability company, its managing partner

		By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NP OF TENNESSEE, L.P., a Delaware limited partnership

	By:	New Plan Tennessee, LLC, a Delaware limited liability company, its sole general partner

		By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

POINTE ORLANDO DEVELOPMENT COMPANY, a California
general partnership

By:	ERT Development Corporation, a Delaware corporation, general partner

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

By:	ERT Pointe Orlando, Inc., a New York Corporation, general partner

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CA NEW PLAN TEXAS ASSETS, L.P., a Delaware limited partnership

By:	CA New Plan Texas Assets, LLC, a Delaware limited liability company, its sole general partner

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

HK NEW PLAN EXCHANGE PROPERTY OWNER I, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

HK NEW PLAN EXCHANGE PROPERTY OWNER II, L.P., a Delaware limited partnership

By:	HK New Plan Lower Tier OH, LLC, a Delaware limited liability company, its general partner

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice president

NEW PLAN OF ILLINOIS, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NEW PLAN PROPERTY HOLDING COMPANY, a Maryland
real estate investment trust

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NEW PLAN OF MICHIGAN, LLC, a Delaware limited liability
company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO PROPERTIES LIMITED

By:	/s/ John Hutchinson
Name: John Hutchinson
Title: Attorney

By:	/s/ Elizabeth Hourigan
Name: Elizabeth Hourigan
Title: Witness

CPT MANAGER LIMITED, as Responsible Entity of the Centro
Property Trust

By:	/s/ John Hutchinson
Name: John Hutchinson
Title: Attorney

By:	/s/ Elizabeth Hourigan
Name: Elizabeth Hourigan
Title: Witness

CENTRO NP HOLDINGS 3 SPE, LLC, a Delaware limited
liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP HOLDINGS 4 SPE, LLC, a Delaware limited
liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP HOLDINGS 5B SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP HOLDINGS 6 SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP HOLDINGS 7 SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP HOLDINGS 8 SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP HOLDINGS 9 SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP BROADWAY FAIRE, L.P., a Delaware limited partnership

By:	Centro NP Broadway Faire MGR, LLC, a Delaware limited liability company

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP METRO 580 SC, L.P., a Delaware limited partnership

By:	Centro NP Metro 580 SC MGR, LLC., a Delaware limited partnership

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP ROSE PAVILION, L.P., a Delaware limited partnership

By:	Centro NP Rose Pavilion MGR, LLC, a Delaware limited partnership

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CENTRO NP HANOVER SQUARE SC, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NEW PLAN ACQUISITION COMPANY, LLC, a Delaware limited liability company

By:	Centro NP Residual Holding LLC, a Delaware limited liability company, its sole member

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

HK NEW PLAN SKYWAY PLAZA, LLC, a Delaware limited liability company

By:	Centro NP Residual Holding LLC, a Delaware limited liability company, its sole member

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NEW PLAN EISENHOWER SQUARE SC, LLC, a Delaware limited liability company

By:	Centro NP Residual Holding LLC, a Delaware limited liability company, its sole member

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NEW PLAN EASTLAKE SC, LLC, a Delaware limited liability company

By:	Centro NP Residual Holding LLC, a Delaware limited liability company, its sole member

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

NEW PLAN CHASTAIN CORNERS SC, LLC, a Delaware limited liability company

By:	Centro NP Residual Holding LLC, a Delaware limited liability company, its sole member

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

HK NEW PLAN EXCHANGE PROPERTY OWNER IV, LLC, a Delaware limited liability company

By:	Centro NP Residual Holding LLC, a Delaware limited liability company, its sole member

	By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

HK NEW PLAN MACON CHAPMAN, LP, a Delaware limited partnership

By:	HK New Plan Macon Chapman TRS GP Company, a Delaware corporation, its general partner

	By:	Centro NP Residual Holding LLC, a Delaware limited liability company, its sole shareholder

		By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

BPR SHOPPING CENTER, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

CONSENTED AND AGREED TO THIS 29 DAY OF MAY, 2008:

BANK OF AMERICA, N.A.

By:	/s/ Michael W. Edwards
Name: Michael W. Edwards
Title: Senior Vice President